                                                                    Exhibit 10.5
                                                                    ------------

                  EVALUATION AND COMMERCIALIZATION AGREEMENT

     THIS EVALUATION AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of February 24, 1999 (the "Effective Date"), is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 ("Medarex"), and Leukosite, Inc., with a principal place of business at 215 First Street, Cambridge, Massachusetts 02142 ("Leukosite").

                                  BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice useful for the preparation of fully human monoclonal antibodies;

     B. Leukosite desires to conduct research with the Mice to evaluate their utility for the development of fully human monoclonal antibodies to certain Antigens (as defined below), on the terms and conditions herein; and

     C. Leukosite wishes to acquire from Medarex an option to acquire a commercial license for the use of monoclonal antibodies with specificity for the Antigens to commercialize Products (as defined below), on the terms and conditions herein.

     NOW, THEREFORE, Medarex and Leukosite agree as follows:

1.   DEFINITIONS.

     1.1  "Affiliate" means any corporation or other entity which is directly or
           ---------
indirectly controlling, controlled by or under the common control with Leukosite. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2  "Antibody" shall mean a human monoclonal antibody with binding
           --------
affinity for an Antigen, which antibody is obtained through the use of nucleic acid or cells derived from one or more of the Mice.

     1.3  "Antigen" shall mean any antigen used by Leukosite to immunize Mice in
           -------
connection with the Evaluation.

     1.4  "Approval" shall mean all approvals, licenses, registrations and
           --------
authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Product in the applicable country.

     1.5  "Biological License Application"or "BLA" shall mean Biological License
           ------------------------------     ---
Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

     1.6  "Confidential Information" shall mean (i) any proprietary or
           ------------------------
confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.7  "Control" or "Controlled" shall mean possession of the ability to
           -------      ----------
grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any third party.

     1.8  "Evaluation" shall mean the immunization of Mice conducted by
           ----------
Leukosite in the Evaluation Period in connection with its assessment of the usefulness of the Mice to produce Antibodies.

     1.9  "Evaluation Period" shall mean the period commencing on the Effective
           -----------------
Date and continuing until the earlier of (i) [*****] the Effective Date, unless extended pursuant to Section 2.1.3, in which case the last day of the last extension period, or (ii) the termination of the Agreement.

     1.10 "IND" shall mean an Investigational New Drug application, as defined
           ---
in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

     1.11 "Major Country" shall mean [*****].
           -------------

     1.12 "Medarex Technology" shall mean the Patent Rights and Know How.
           ------------------

          1.12.1 "Know How" shall mean the Confidential Information and Mice
                  --------
owned or Controlled by Medarex during the term of the Agreement and transferred to Leukosite by Medarex necessary for the exercise of the Patent Rights, including, without limitation, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          1.12.2 "Patent Rights" shall mean all United States and foreign
                  -------------
patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex during the term of the Agreement, in each case, which claims an invention which is necessary for the use of the Antibodies to make, use or sell Products.

     1.13 "Mice" shall mean immunizable transgenic mice containing unrearranged
           ----
human immunoglobulin genes. "Mouse" shall mean one of the Mice.
                             -----

     1.14 "Mice Materials" shall mean any parts or derivatives of the Mice
           --------------
prepared by Medarex in connection with the Evaluation, including without limitation, cells, hybridomas Antibodies, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice.

     1.15 "Net Sales" shall mean [*****].
           ---------

     1.16 "Phase I", "Phase II"and "Phase III" shall mean Phase I (or Phase
           -------    --------      ---------
I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the U.S. Food and Drug Administration or a corresponding foreign entity.

     1.17 "Product" shall mean any product for the diagnosis, prophylaxis or
           -------
treatment of human disease containing one or more Antibodies, or a portion thereof.

     1.18 "Sublicensee" shall mean a third party to whom Leukosite has granted a
           -----------
license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom Leukosite has granted the right to distribute a Product.

     1.19 [*****].

     1.20 "Territory" shall mean all countries of the world.
           ---------

2.   EVALUATION

     2.1  Evaluation. Medarex will provide Mice to Leukosite for use during the
          ----------
Evaluation Period to allow Leukosite to immunize the Mice for the purpose of determining whether Leukosite wishes to obtain a commercial license with respect to one or more Antigens as provided in Section 3.3.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.1.1  Provision of Mice. Each year during the Evaluation Period,
                 -----------------
subject to Leukosite's payment of the applicable fees in Section 4. 1, Medarex shall provide Leukosite with up to [*****] Mice per year. Medarex shall provide Leukosite with approximately [*****] Mice per quarter. If any Mice delivered by Medarex die of natural causes before commencement of the relevant immunization protocol or for any reason during the immunization protocol, they shall be replaced without cost by Medarex, provided that their death was not due to Leukosite's misfeasance or negligence, or the mice are rendered unusable by a failure by Leukosite to commence immunization of the Mice within three (3) months of delivery. The first [*****] Mice shall be shipped to Leukosite within [*****] after the Effective Date.

          2.1.2  Evaluation License. Subject to the terms and conditions of this
                 ------------------
Agreement, Medarex hereby grants to Leukosite an non-exclusive, non-transferable license under the Medarex Technology to immunize the Mice with Antigens and use the Mice solely for conducting the Evaluation during the Evaluation Period.

          2.1.3  Extension of Evaluation Period. Leukosite will have the option
                 ------------------------------
to extend the term of the Evaluation Period and Evaluation license beyond [*****] the Effective Date for [*****] by providing Medarex notice at least [*****] before the end of the then-current term of Evaluation Period and concurrently paying to Medarex the applicable extension fee due pursuant to
Section 4.1.3. Subject to Section 8.3, Medarex shall be entitled to make a press release announcing each such extension of the Evaluation Period following receipt of Leukosite's notice of its wish to extend the Evaluation Period.

     2.2  Ownership.
          ---------

          2.2.1  Mice. Title to the Mice and, subject to the options and
                 ----
licenses granted in Article 3, the Mice Materials, shall at all times remain with Medarex.

          2.2.2  Intellectual Property. Any invention made by Leukosite or its
                 ---------------------
employees, consultants or agents in the course of activities in connection with the Evaluation that relate to Mice or Mice Materials shall be owned by Medarex. Leukosite shall promptly notify Medarex of any such invention, and cooperate with Medarex, at Medarex's request and expense, in the preparation, filing, prosecution, enforcement and defense of patent applications and patents relating thereto. Inventions made by Leukosite or its employees, consultants or agents in connection with the Evaluation which relate solely to the Antigens used to immunize Mice shall be owned by Leukosite.

     2.3  Limited Use.  Leukosite agrees that the Mice will be used solely for
          -----------
the purpose of conducting the Evaluation and for no other purpose. All Mice shall be kept and used only at Leukosite's facilities. Leukosite shall not make any effort, directly or indirectly, to breed, clone or

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

otherwise reproduce the Mice by any means, sexual or asexual. In no event shall Leukosite transfer the Mice to any person or entity without the prior written approval of Medarex.

     2.4  Care in Use of Mice. It is understood and agreed that the Mice are
          -------------------
experimental in nature and may have unknown characteristics and Leukosite therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain the Mice under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules and ordinances.

     2.5  Records. Leukosite will prepare and maintain complete and accurate
          -------
written records of all uses made of, and all persons allowed access to, the Mice and the Mice Materials, and copies of such records will be furnished to Medarex on a confidential basis, upon Medarex's request.

     2.6  [*****].

3.   OPTION; LICENSE RIGHTS

     3.1  Option for Commercial Licenses. Subject to the availability of a
          ------------------------------
particular Antigen for exclusive licensing, during the term of the Evaluation Period, Leukosite shall have an option to obtain exclusive commercial licenses, in each case, to develop and commercialize Products based on Antibodies against a specific Antigen for commercial use, as set forth below. Leukosite may exercise its option with notice to Medarex as provided in Section 3.2 below.

     3.2  Antigen Availability.
          --------------------

          3.2.1  Antigen Identification. At any time during the Evaluation
                 ----------------------
Period, Leukosite may notify Medarex that it wishes to acquire an exclusive commercial license to use Mice to prepare Antibodies with respect to a particular Antigen identified by Leukosite. Each Antigen shall be a specific molecular target or biochemical entity, and the parties shall agree on a written description of such Antigen.

          3.2.2  Notice of Availability; Notice Date. Within [*****] following
                 -----------------------------------
receipt of notice from Leukosite regarding its desire to obtain an exclusive commercial license with regard to a particular Antigen, Medarex will notify Leukosite whether the exclusive rights requested by Leukosite are available for licensing to Leukosite. It is understood and agreed that an Antigen may not be available for Leukosite for exclusive commercial use if Medarex is actively engaged in discussions with a third party, or has previously granted a third party an option, right of first refusal or other rights to use the Mice with respect to such Antigen, or if Medarex has initiated an active program of development or commercialization with respect to such Antigen or has an intent to initiate an active program with regard to such Antigen.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          3.2.3  License Fee. If Medarex notifies Leukosite that a particular
                 -----------
Antigen is available for exclusive licensing by Leukosite, within [*****] of Medarex's notice of such availability, Leukosite shall pay to Medarex the initial commercial license fee, if any, due pursuant to Section 4.2 with respect to such Antigen.

          3.2.4  Unavailability. In the event that Medarex notifies Leukosite
                 --------------
that exclusive rights are not available with regard to a particular Antigen, Leukosite shall have no further license or other rights with regard to Antibodies generated against such Antigen unless otherwise agreed in writing by the parties.

     3.3  Commercial License.
          ------------------

          3.3.1  Grant. If Leukosite elects to exercise its option to acquire a
                 -----
commercial license with respect to a particular Antigen which is available for commercial licensing to Leukosite, subject to the terms and conditions of this Agreement, Medarex shall grant to Leukosite the following licenses, on an Antigen-by-Antigen basis:

          (a) a worldwide, exclusive, non-transferable, royalty bearing license under the Medarex Technology to immunize the Mice to make Antibodies against such Antigen, and

          (b) a worldwide exclusive, royalty bearing license under the Medarex Technology, with the right to sublicense, to use such Antibodies against such Antigen to make, have made, import, have imported, use, offer for sale and sell Products.

          3.3.2  Sublicenses. Leukosite shall have no right to grant sublicenses
                 -----------
to use the Mice, but may grant sublicenses under the Medarex Technology to the extent necessary to develop, make, have made, import, use, offer for sale and sell Products; provided, prior to the execution of any sublicense, Leukosite shall provide Medarex with at least the following information with respect to each potential Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product, and the rights being granted to the Sublicensee; and
(iii) the territory in which the Product will be sold. Each sublicense granted by Leukosite shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and Leukosite shall remain responsible to Medarex for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement.

     3.4  Retained Rights; No Further Rights. Only the license granted pursuant
          ----------------------------------
to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     3.5  Use of Mice. Any use of the Mice by Leukosite or its Sublicensees
          -----------
pursuant to a license granted pursuant to Section 3.3 shall be subject to the provisions of Sections 2.3, 2.4 and 2.5.

     3.6  No Patent Filings. Unless and until Leukosite acquires a commercial
          -----------------
license pursuant to Section 3.3 to use the Mice and Mice Materials to prepare Antibodies against a particular Antigen, Leukosite and its Affiliates shall not file any patent applications disclosing or claiming the use of the Mice or any Mice Materials with regard to such Antigen or any related antigen.

4.   CONSIDERATION

     4.1  Evaluation Fees.
          ---------------

          4.1.1  Mouse Fee. Leukosite shall pay to Medarex [*****] per Mouse
                 ---------
delivered to Leukosite for the conduct of the Evaluation. Leukosite shall pay such Mice fees to Medarex with thirty (30) days following receipt of an invoice therefore.

          4.1.2  Extension Fee. If Leukosite elects to extend the Evaluation
                 -------------
Period pursuant to Section 2.1.3, it shall pay to Medarex [*****] concurrently with its notice that Leukosite wishes to extend the Evaluation Period.

     4.2  Commercial License Fee. [*****]. The [*****] commercial license fee
          ----------------------
shall be paid to Medarex in cash within [*****] of Medarex's notice to Leukosite of the availability of the Antigen for exclusive licensing by Leukosite.

     4.3  Milestone Payments. Within thirty (30) days following the occurrence
          ------------------
of the relevant events specified below with respect to each Product which contains one of the Antibodies licensed by Leukosite, Leukosite shall pay to Medarex the following amounts:

[*****]

     4.4  Royalties.
          ----------

          4.4.1  Royalty on Net Sales. In partial consideration for the
                 --------------------
commercial license, Leukosite shall pay to Medarex a royalty on annual Net Sales of Products, on a Product-by-Product basis, as follows:

                 Annual Net Sales                 Royalty Rate
                 ----------------                 ------------

                      [*****]                       [*****]

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          4.4.2  [*****].

          4.4.3  Royalty Term. The royalties due pursuant to this Section 4.4
                 ------------
shall be payable on a Product-by-Product and country-by-country basis in each country, as follows: [*****].

     4.5  [*****].

5.   PAYMENTS

     5.1  Timing of Royalty Payments.  All royalties due to Medarex shall be
          --------------------------
paid [*****].

     5.2  Payment Method. All amounts due Medarex hereunder shall be paid in
          --------------
U.S. dollars [*****].

     5.3  Currency; Foreign Payments. If any currency conversion shall be
          --------------------------
required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the calendar quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, Leukosite may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and Leukosite shall have no further obligations under this Agreement with respect thereto.

     5.4  Taxes. All royalty amounts required to be paid to Medarex pursuant to
          -----
this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, Leukosite shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

6.   REPORTS AND RECORDS

     6.1  Royalty Reports. Leukosite shall deliver to Medarex [*****] after the
          ---------------
end of each calendar quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such calendar quarter, including the Products sold in each country by Leukosite and its Sublicensees, the Net Sales thereof, and all amounts received from Sublicensees for sales of Products. Such reports shall be Confidential Information of Leukosite subject to Article 9 herein.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     6.2  Inspection of Books and Records. Leukosite and its Affiliates and
          -------------------------------
Sublicensees shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified. Leukosite and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for [*****] years after the submission of the corresponding report under Section 5.1 hereof. Upon [*****] days prior notice to Leukosite, independent accountants selected by Medarex and reasonably acceptable to Leukosite, may have access to Leukosite's and its Affiliates' and Sublicensees' books and records during normal business hours to conduct a review or audit, for the purpose of verifying the accuracy of Leukosite's payments and compliance with this Agreement. Any independent accountant from any of the "Big Six" accounting firms (or a successor thereof) shall be and is hereby agreed to be acceptable to Leukosite. Any such inspection or audit shall be at Medarex's expense, however, in the event an inspection reveals underpayment of [*****] or more in any quarter, Leukosite shall pay the costs of the inspection [*****].

7.   DILIGENCE

     7.1  Reasonable Efforts. Leukosite shall use Commercially Reasonable
          ------------------
Efforts to achieve regulatory approvals for the sale of Products in countries solely chosen by Leukosite in the Territory. The term "Commercially Reasonable Efforts" shall with respect to a Product mean [*****].

          7.1.1 Commencing as of the Effective Date, Leukosite shall use Commercially Reasonable Efforts to develop, clinically test, manufacture and commercialize Products. All costs of development, clinical testing, manufacturing and commercialization shall be borne by Leukosite, its Affiliates or Sublicensees. In the event that Leukosite at any point elects not to initiate or continue developing a Product in any country in the Territory, Leukosite shall notify Medarex of such abandonment; effective as of such notice, all rights granted to Leukosite hereunder applicable to such Product in such country shall revert to Medarex. Notwithstanding any other provision in this Agreement, if within [*****] years after receiving a commercial license for a Product, Leukosite has not [*****], Leukosite shall pay Medarex a fee of [*****] per year for such Product until such time that Leukosite either [*****] or abandons development of such Product, whichever occurs earlier. [*****].

          7.1.2 Notwithstanding the above, if within [*****] years after the Effective Date, Leukosite has not [*****], Medarex may require Leukosite, within [*****] days of receipt of written notice from Medarex, to establish Leukosite's, its Affiliates, or Sublicensees use of Commercially Reasonable Efforts in developing such Product. If within such [*****] days, Leukosite fails to establish such Commercially Reasonable Efforts to develop such Product, in Medarex's reasonable opinion, then Leukosite shall have until [*****]. If by [*****], Leukosite has not [*****], all rights granted to Leukosite hereunder with respect to such Product (and corresponding Antibodies) shall revert to Medarex.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     7.2  Reports to Medarex. During the term of this Agreement, Leukosite shall
          ------------------
keep Medarex informed of its development and commercialization activities subject to this Agreement, and on January 31 of each year shall provide Medarex with a written summary of such events and activities in the preceding year. When the registration package requesting Approval for commercial sale of any Product receives Approval in the U.S., Europe and Japan, Leukosite will notify Medarex in writing within [*****] days thereof.

     7.3  Reports to Medarex. During the term of this Agreement, Leukosite shall
          ------------------
keep Medarex fully informed of its activities subject to this Agreement, including without limitation, the commercialization of Products, and on January 31 of each year shall provide Medarex with a written report detailing such events and activities. When the registration package requesting approval for commercial sale of the Product is first filed in the U.S., the European Union and Japan, and in each case when approval is received therefor, Leukosite will notify Medarex in writing within [*****] days.

     7.4  Regulatory Filings. Leukosite shall submit registration packages
          ------------------
requesting approval for commercial sale of the Product as soon as reasonably practicable. Leukosite (or its designee) shall file and hold title to all regulatory applications, approvals and supplements thereto.

     7.5  Abandoned Products. Leukosite shall promptly notify Medarex should it
          ------------------
elect to abandon its rights to pursue commercialization of any Product in any country. Leukosite may voluntarily abandon its right hereunder to market the Product [*****]. Such notice will effectuate Leukosite's voluntary abandonment of its right hereunder to market the Product in such country; provided, the abandonment of the Product in any particular country hereunder shall not be construed to be a termination of this Agreement.

8.   CONFIDENTIALITY

     8.1  Confidential Information. Except as expressly provided herein, the
          ------------------------
parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                         (i)  was already known to the receiving party, other
than under an obligation of confidentiality, at the time of disclosure;

                         (ii) was generally available to the public or otherwise
part of the public domain at the time of its disclosure to the receiving party;

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         (iii) became generally available to the public or
otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                         (iv)  was independently developed by the receiving
party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

                         (v)   was subsequently lawfully disclosed to the
receiving party by a person other than a party hereto.

     8.2  Permitted Use and Disclosures. Each party hereto may use or disclose
          -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     8.3  Public Disclosure. Except as otherwise required by law, neither party
          -----------------
shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have [*****] days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such [*****] day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

     8.4  Confidential Terms. Except as expressly provided herein, each party
          ------------------
agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party's accountants, attorneys and other professional advisors.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      -11

9.   REPRESENTATIONS AND WARRANTIES

     9.1  Medarex.  Medarex represents and warrants that: (i) it is a
          -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; (iv) it has the right to grant the rights and licenses granted herein; [*****].

     9.2  Leukosite. Leukosite represents and warrants that: (i) it is a
          ---------
corporation duly organized validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Leukosite.

     9.3  Disclaimer of Warranties. THE MICE ARE PROVIDED "AS IS", AND EXCEPT AS
          ------------------------
OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF
ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, PRODUCTS OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     9.4  Disclaimer. Nothing in this Agreement is or shall be construed as:
          ----------

          9.4.1 A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

          9.4.2 A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

          9.4.3 An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

          9.4.4 Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.  INTELLECTUAL PROPERTY

     10.1 [*****].

          10.1.1 [*****] Technology License. Leukosite hereby grants to
                         ------------------
Medarex an exclusive, worldwide, royalty-free license to Leukosite's entire right, title and interest in all patent applications, patents, know-how and tangible materials (including, without limitation, hybridomas and antibodies) relating to [*****] and/or their manufacture or use, conceived, reduced to practice or otherwise developed in connection with the conduct of the Cooperative Research Agreement entered by GenPharm International, Inc. and Leukosite, Inc. effective January 1, 1995 (collectively, the "[*****] Technology"). Leukosite retains this non-transferable right to use the [*****] Technology for its own research purposes. Leukosite hereby represents and warrants that, as of the Effective Date (i) Leukosite has not previously licensed or assigned to any third party any right or interest in any portion or aspect of the [*****] Technology, and will not do so during the term of this Agreement, and (ii) Leukosite has not filed any patent application claiming any [*****] and/or methods relating to their manufacture or use of [*****] which is not included within the [*****] Technology.

          10.1.2 Data. Medarex (or its designee) shall have access to and the
                 ----
right to use and reference, without charge, all data owned or Controlled by Leukosite relating to the [*****] Technology (collectively, the "Data"), and Leukosite agrees to cooperate with Medarex to enable Medarex (or its designee) to practice the foregoing rights.

          10.1.3 Delivery. Within [*****] days following the Effective Date,
                 --------
Leukosite shall deliver to Medarex a list of all patent applications and patents within the [*****] Technology, and all tangible materials within the [*****] Technology, and all Data subject to Section 10.1.3.

     10.2 Patent Rights. If Leukosite acquires a commercial license to a
          -------------
particular Antigen, [*****].

     10.3 Failure to Prosecute. [*****].
          --------------------

     10.4 Cooperation. [*****].
          -----------

     10.5 Infringement Claims. If the manufacture, importation, sale or use of
          -------------------
the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or Leukosite, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

11.  DISPUTE RESOLUTION

     11.1 Mediation. If a dispute arises out of or relates to this Agreement, or
          ---------
the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.

     11.2 Arbitration. Subject to Sections 11.1 and 14.6, Medarex and Leukosite
          -----------
agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, shall be settled by binding arbitration in New York, New York, United States of America, under the then-current Rules of Commercial Arbitration of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator shall be written, final and non appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.

12.  INDEMNIFICATION

     12.1 Medarex. Medarex shall indemnify, defend and hold harmless Leukosite
          -------
and its directors, officers and employees (each a "Leukosite Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Leukosite Indemnitee arising from or occurring as a result of any breach of the representations and warranties set forth in Section 9.1, except to the extent caused by the negligence or willful misconduct of Leukosite.

     12.2 Leukosite. Leukosite shall indemnify, defend and hold harmless Medarex
          ---------
and its directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in
Section 9.2, (ii) the conduct of the Evaluation or the practice by Leukosite of any right granted herein, or (iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product by Leukosite or its Affiliates Sublicensees (including, without limitation, product liability claims), except in each case to the extent caused by the negligence or willful misconduct of Medarex.

     12.3 Procedure. In the event that any Indemnitee intends to claim
          ---------
indemnification under this Article 12 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 12. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

13.  TERM AND TERMINATION

     13.1 Term. The term of this Agreement shall commence on the Effective Date.
          ----
Unless earlier terminated as provided in this Article 13, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.

     13.2 Termination for Cause. Either party may terminate this Agreement in
          ---------------------
the event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for sixty (60) days after written notice thereof was provided to the breaching party by the nonbreaching party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent default following notice thereof shall be ten (10) days and, unless payment is made within such period the termination shall become effective at the end of such period.

     13.3 Termination for Insolvency. If voluntary or involuntary proceedings by
          --------------------------
or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     13.4 Permissive Termination.
          ----------------------

          13.4.1 Leukosite. Leukosite may terminate the Evaluation Program and
                 ---------
this Agreement with [*****] days written notice to Medarex.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          13.4.2 Medarex. In the event that Leukosite fails to obtain a
                 -------
commercial license pursuant to Section 3.2 on or before the end of the Evaluation Period, Medarex may terminate the Agreement with written notice to Leukosite.

     13.5 Effect of Termination.
          ---------------------

          13.5.1 Accrued Rights and Obligations. Termination of this Agreement
                 ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

          13.5.2 Return of Confidential Information. Upon any termination of
                 ----------------------------------
this Agreement, Leukosite and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information solely for archival purposes and for ensuring compliance with Article 8.

          13.5.3 Stock on Hand. In the event this Agreement is terminated for
                 -------------
any reason, Leukosite shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 4, 5 and 6 until the first anniversary of the effective date of such termination.

          13.5.4 Return of Mice and Mice Materials. Upon any termination of this
                 ---------------------------------
Agreement, Leukosite shall promptly return to Medarex all Mice, or destroy all materials derived from the Mice, including without limitation, all Antibodies, hybridomas, all cells capable of producing Antibodies and other biological materials, and an officer of Leukosite shall provide Medarex with written certification thereof.

          13.5.5 Licenses. The option and license rights granted in Sections
                 --------
3.1, 3.2 and 3.3 shall terminate upon any termination of this Agreement, and in such event Leukosite and its Affiliates and Sublicensees shall immediately cease all development and commercialization of Products.

     13.6 Survival. Sections 2.2, 2.5, 3.4, 3.6, 13.5 and 13.6, and Articles 6,
          --------
8, 9, 10, 11, 12 and 14 of this Agreement shall survive termination of this Agreement for any reason.

14.  MISCELLANEOUS

     14.1 Governing Law. This Agreement and any dispute, including without
          -------------
limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

     14.2 Independent Contractors. The relationship of the parties hereto is
          -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     14.3 Assignment.  This Agreement shall not be assignable by Leukosite to
          ----------
any third party hereto without the written consent of Medarex which consent shall not be unreasonably withheld; except Leukosite may assign this Agreement, without such consent, to an entity that acquires all or substantially all of its business or assets to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. Medarex may assign this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     14.4 Notices. All notices, requests and other communications hereunder
          -------
shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex:      Medarex, Inc.
                         1545 Route 22 East
                         Annandale, New Jersey 08801
                         Attn: President

     If to Leukosite:    Leukosite, Inc.
                         215 First Street
                         Cambridge, Massachusetts 02142
                         Attn: ______________________

     14.5 Force Majeure. Neither party shall lose any rights hereunder or be
          -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     14.6 Injunctive Relief. Leukosite acknowledges that limitations and
          -----------------
restrictions on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by Leukosite or Leukosite of any such limitations or restrictions. The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, either party shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

     14.7  Advice of Counsel. Medarex and Leukosite have each consulted counsel
           -----------------
of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     14.8  Compliance with Laws. Each party shall furnish to the other party any
           --------------------
information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     14.9  Further Assurances. At any time or from time to time on and after the
           ------------------
date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     14.10 Export Controls. Leukosite agrees that it will take all actions
           ---------------
necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of Leukosite based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. Leukosite agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

     14.11 Severability. In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

     14.12 Waiver. It is agreed that no waiver by either party hereto of any
           ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     14.13 Complete Agreement. This Agreement, with its Exhibits, constitutes
           ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

     14.14 Use of Name. Neither party shall use the name or trademarks of the
           -----------
other party without the prior written consent of such other party.

     14.15 Headings. The captions to the several Sections and Articles hereof
           --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     14.16 Counterparts. This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Medarex and Leukosite have executed this Agreement by their respective duly authorized representatives.

MEDAREX, INC.                                LEUKOSITE, INC.

By: /s/ Michael Appelbaum                    By: /s/ A. Lawlor
   --------------------------------             --------------------------------
Print Name: Michael Appelbaum                Print Name: A. Lawlor
           ------------------------                     ------------------------
Title: Executive V.P.                        Title: V.P.
      -----------------------------                -----------------------------